                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)        December 3, 1998
                                                             ----------------

                       L-3 Communications Holdings, Inc.
                                      and
                         L-3 Communications Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                   13-3937434
                                   13-3937436
--------------------------------------------------------------------------------
    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

         On December 3, 1998, L-3 Communications Corporation, a Delaware corporation ("L-3"), and Microdyne Corporation ("Microdyne"), a Maryland corporation, announced that they had entered into an Agreement and Plan of Merger, dated as of December 3, 1998 (the "Merger Agreement") among Microdyne, L-3 and L-M Acquisition Corporation ("L-M Acquisition"), a Maryland corporation and a wholly-owned subsidiary of L-3 and a wholly owned subsidiary of L-3 Communications Holdings, Inc. ("Holdings"), a Delaware corporation, pursuant to which L-M Acquisition would acquire all of the outstanding shares of Common Stock, par value $0.10 per share (the "Shares"), of Microdyne at a price of $5.00 per Share in cash. L-M Acquisition has commenced a tender offer (the "Offer") for all of the Shares and, following completion of the Offer, upon the terms and subject to the conditions set forth in the Merger Agreement, will merge (the "Merger") with and into Microdyne with Microdyne surviving the Merger and becoming a wholly owned subsidiary of L-3. Pursuant to a tender agreement (the "Tender Agreement"), certain stockholders of the Company representing approximately 43.9% of the issued and outstanding Shares of the Company (the "Stockholders") have contractually agreed, among other things, to tender their Shares in the Offer and to vote in favor of the transactions contemplated by the Merger Agreement. Consummation of the Offer is conditioned upon, among other things, (i) there being validly tendered and not properly withdrawn prior to the expiration of the Offer a number of Shares which, together with any Shares owned by Holdings, L-3 or L-M Acquisition, or any controlled affiliate thereof, constitutes at least a majority of the voting power (determined on a fully-diluted basis), on the date of purchase, of all the securities of the Company entitled to vote generally in the election of directors or in a merger and (ii) the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions.

         The foregoing descriptions of the Merger Agreement and the Tender Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Tender Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits.

Exhibit Number                                     Title
--------------                                     -----

      2 Agreement and Plan of Merger dated as of December 3, 1998 among L-3 Communications Corporation, L-M Acquisition Corporation and Microdyne Corporation.



   10.1 Tender Agreement dated as of December 3, 1998 among L-3 Communications Corporation, Philip T. Cunningham, Successor Trust to Philip T. Cunningham Grantor Retained Annuity Trust #1, Philip T. Cunningham Grantor Retained Annuity Trust #2, Maura Spaeth, Katharine Cunningham, and Neal Sanders as agent for Roman Herzig and Gallerie Nissl

    99 Press Release of L-3 Communications Corporation dated as of December 3, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             L-3 COMMUNICATIONS HOLDINGS, INC.


                                             By: /s/ Christopher C. Cambria
                                                -------------------------------
                                             Name:  Christopher C. Cambria
                                             Title: Vice President and General
                                                      Counsel




                                             L-3 COMMUNICATIONS CORPORATION


                                             By: /s/ Christopher C. Cambria
                                                -------------------------------
                                             Name:  Christopher C. Cambria
                                             Title: Vice President and General
                                                      Counsel





Date: December 9, 1998

                                Exhibit Index



Exhibit Number                      Title
--------------                      -----

     *2 Agreement and Plan of Merger dated as of December 3, 1998 among L-3 Communications Corporation, L-M Acquisition Corporation and Microdyne Corporation.

    *10.1 Tender Agreement dated as of December 3, 1998 among L-3 Communications Corporation, Philip T. Cunningham, Successor Trust to Philip T. Cunningham Grantor Retained Annuity Trust #1, Philip T. Cunningham Grantor Retained Annuity Trust #2, Maura Spaeth, Katharine Cunningham, and Neal Sanders as agent for Roman Herzig and Gallerie Nissl

     *99 Press Release of L-3 Communications Corporation dated as of December 3, 1998



* Incorporated by reference from the Tender Offer Statement on Schedule 14D-1 and Statement on Schedule 13D filed on December 9, 1998 by L-3 Communications Holdings, Inc., L-3 Communications Corporation and L-M Acquisition Corporation.